UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2011

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
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(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois     60062

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(Address of Principal Executive Offices)   (Zip Code)

Registrant’s   telephone   number,   including  area  code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

On October 7, 2011 (“closing date”), the Registrant issued a press release announcing that it has obtained all required regulatory approvals and closed its acquisition of the Esurance business and Answer Financial Inc. (“AFI”) from White Mountains Insurance Group, Ltd. (“White Mountains”).  Under the terms of a stock purchase agreement, filed as an exhibit to the Registrant’s Form 8-K filed on May 23, 2011, the Registrant acquired on the closing date all of the shares of White Mountains, Inc. (“WMI”) and AFI for a cash purchase price of $1 billion, subject to adjustment.  WMI, together with its direct or indirect subsidiaries, operates the Esurance business.  AFI, together with its direct or indirect subsidiaries, operates the Answer Financial agency business.  A copy of the press release is attached hereto, filed as Exhibit 99 to this report, and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99	Registrant’s press release dated October 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Mary J. McGinn
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		Name:	Mary J. McGinn
		Title:	Senior Vice President,
Deputy General Counsel and
Secretary

Date: October 7, 2011